Disposal of assets	6 Months Ended
Jun. 30, 2024
Discontinued Operations and Disposal Groups [Abstract]
Disposal of assets	Disposal of Assets On May 16, 2024, Seadrill entered into a definitive agreement to sell three jackup rigs, the West Castor, West Telesto, and West Tucana, and its 50% equity interest in the joint venture that operated these rigs offshore Qatar, to Seadrill's joint venture partner, Gulf Drilling International for cash proceeds of $338 million. The closing of the sale occurred in June 2024, and a gain of $203 million, net of transaction costs, has been recognized in the second quarter of 2024 associated with the disposal of these assets.